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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ______

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                     ______


         Date of Report (Date of earliest event reported): May 18, 2006


                                     ______


                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 0-17017                74-2487834
  (State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

     On May 18, 2006, Dell Inc. issued a press release announcing its financial results for its fiscal quarter ended May 5, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 8.01  Other Events.

     Dell Inc. plans to initiate a commercial paper program under which Dell may, from time-to-time, issue short-term unsecured notes in an aggregate amount not to exceed $1.0 billion. The notes will be a private offering under the exemption provided by Section 4(2) of the Securities Act of 1933. Dell intends to use the proceeds of the notes for general corporate purposes, which will include the funding of DFS growth. The notes will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

     This announcement is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption therefrom.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is furnished as part of this report:

     Exhibit 99.1  -- Press Release issued by Dell Inc., dated May 18, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DELL INC.


Date: May 18, 2006                   By:   /s/ Joan S. Hooper
                                           -------------------------------------
                                           Joan S. Hooper
                                           Vice President, Corporate Finance and
                                           Chief Accounting Officer



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                                  EXHIBIT INDEX

   Exhibit
     No.                       Description of Exhibit
   -------                     ----------------------

    99.1    --     Press Release issued by Dell Inc., dated May 18, 2006.



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